UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida 33136

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company’s annual meeting of stockholders was held on July 2, 2024.

(b) Three (3) proposals were submitted by the Company’s Board of Directors (the “Board”) to a vote of Company stockholders, and the final results of the voting on each proposal, rounded to the nearest whole share, are noted below.

The Company's stockholders elected each of the Board’s four director nominees for three-year terms expiring at the 2027 annual meeting of stockholders, or until their successors are duly elected and qualified as directors; approved an amendment to the Amended and Restated Longeveron Inc. 2021 Incentive Award Plan (as amended, the “Plan”) to increase the number of shares authorized by the Plan and make commensurate changes; and ratified the appointment of Marcum LLP as the Company's independent registered public accounting firm for fiscal 2024.

A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non Vote
Joshua M. Hare, M.D.	7,372,193	59,145	1,903,807
Ursula Ungaro, J.D.	7,314,716	116,622	1,903,807
Roger Hajjar, M.D.	7,366,289	65,049	1,903,807
Neha Motwani	7,365,764	65,574	1,903,807

Proposal No. 2 – Approval of an amendment to the Amended and Restated Longeveron Inc. 2021 Incentive Award Plan

For	Against	Abstain	Broker Non Vote
7,272,155	153,689	5,493	1,903,808

Proposal No. 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non Vote
9,187,138	130,209	17,798	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Second Amended and Restated Longeveron Inc. 2021 Incentive Award Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on May 20, 2024).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: July 3, 2024	/s/ Wa’el Hashad
	Name:	Wa’el Hashad
	Title:	Chief Executive Officer

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